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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                OCTOBER 7, 1994


                           NOBLE DRILLING CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                  0-13857                73-0374541
         (State or other           (Commission            (IRS Employer
         jurisdiction of           File Number)           Identification No.)
         incorporation)



            10370 Richmond Avenue, Suite 400, Houston, Texas  77042
               (Address of principal executive offices)     (Zip Code)



              Registrant's telephone number, including area code:

                                 (713) 974-3131
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Item 4.  Changes in Registrant's Certifying Accountant.

a) On October 7, 1994, Noble Drilling Corporation (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the principal independent accountants for the Company.

b) Arthur Andersen's report on the Company's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

c) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the full Board of Directors.

d) During the Company's two most recently-completed fiscal years and the subsequent interim period preceding such dismissal, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

e) No "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the Company's two most recently-completed fiscal years and the subsequent interim period preceding Arthur Andersen's dismissal.

f) On October 7, 1994, the Company engaged Price Waterhouse LLP ("Price Waterhouse") as the principal independent accountants to audit the financial statements of the Company. During the Company's two most recently-completed fiscal years and the subsequent interim period preceding such engagement, Price Waterhouse was not consulted by the Company (or anyone on behalf of the Company) regarding any of the matters requiring disclosure pursuant to Item 304(a)(2) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.

         c)      Exhibits

         16      Letter from Arthur Andersen to the Securities and Exchange
                 Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 14, 1994                     NOBLE DRILLING CORPORATION


                                        By: /s/ Byron L. Welliver
                                            __________________________________
                                            Byron L. Welliver, Senior Vice
                                            President-Finance, Treasurer
                                            and Controller





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                               INDEX TO EXHIBITS


 Exhibit                                                                            Sequentially
 Number                                       Exhibit                               Numbered Page
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
 16                              Letter from Arthur Andersen & Co. to the              5
                                 Securities and Exchange Commission





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